UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

FSB BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37831	81-2509654
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45 South Main Street, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 223-9080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FSBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 1, 2020 (the “Closing Date”), Evans Bancorp, Inc. (“Evans”), the parent holding company of Evans Bank, N.A. (“Evans Bank”), completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of December 19, 2019, as amended on March 5, 2020 (the “Agreement”), by and among Evans, MMS Merger Sub, Inc., a wholly-owned subsidiary of Evans (“Merger Sub”), and FSB Bancorp, Inc. (“FSB”), the parent holding company of Fairport Savings Bank. On the Closing Date, (i) Merger Sub was merged with and into FSB, with FSB continuing as the surviving corporation (the “Merger”) (the effective time of the Merger, the “Effective Time”), (ii) immediately thereafter, FSB was merged with and into Evans, with Evans continuing as the surviving corporation (the “Second Merger,” and together with the Merger, the “Holdco Mergers”), and (iii) immediately following the consummation of the Holdco Mergers, Fairport Savings Bank was merged with and into Evans Bank, with Evans Bank continuing as the surviving bank (together with the First Merger and the Second Merger, the “Mergers”). The Mergers were described in the definitive proxy statement (File No. 001-37831) filed with the U.S. Securities and Exchange Commission (the “SEC”) on Schedule 14A on March 12, 2020 (the “Proxy Statement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.01 per share, of FSB (“FSB Common Stock”) was converted into the right to receive, at the election of the holder, either $17.80 in cash or 0.4394 shares of common stock, par value $0.50, of Evans, subject to the allocation and proration procedures contained in the Agreement. Also at the Effective Time, each option to purchase FSB Common Stock was converted into the right to receive a cash payment equal to $17.80 less the option exercise price, if such amount was greater than zero.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Annex A to the Proxy Statement and which is incorporate by reference as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, FSB no longer fulfills the listing requirements of the Nasdaq Stock Market (“Nasdaq”).  FSB notified Nasdaq that trading in FSB Common Stock should be suspended and the listing of FSB Common Stock should be removed, in each case prior to the opening of the market on May 1, 2020, and Nasdaq has filed with the SEC a notification of removal from listing and registration of FSB Common Stock on Form 25 to effect the delisting of all shares of FSB Common Stock from Nasdaq and the deregistration of all shares of FSB Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  Evans, as successor to FSB, intends to file a Form 15 under the Exchange Act with respect to the FSB Common Stock requesting the deregistration of the FSB Common Stock under the Exchange Act and the suspension of FSB’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of FSB Common Stock was converted into the merger consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, FSB’s directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the articles of incorporation and bylaws of Merger Sub in effect immediately prior to the Effective Time will be the articles of incorporation and bylaws of FSB as the surviving corporation in the Merger, until duly amended or repealed in accordance with its terms and applicable law. As of the effective time of the Second Merger, the certificate of incorporation and bylaws of Evans in effect immediately prior to the effective time of the Second Merger will be the certificate of incorporation and bylaws of Evans as the surviving corporation in the Second Merger, until duly amended or repealed in accordance with its terms and applicable law. The certificate of incorporation and bylaws of Evans, which were previously filed as indicated below, are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

    (d) The following Exhibits are filed herewith.

Exhibit	Description

2.1
Agreement and Plan of Reorganization, dated December 19, 2019, as amended on March 5, 2020, by and among Evans Bancorp, Inc., MMS Merger Sub, Inc. and FSB Bancorp, Inc. (incorporated by reference to Annex A to FSB’s Definitive Proxy Statement filed on Schedule 14A on March 12, 2019)*

3.1
Certificate of Incorporation of Evans Bancorp, Inc. (incorporated by reference to Exhibit 3a to Evans Bancorp, Inc.’s Registration Statement on Form S-4 (Registration No. 33-25321), as filed on November 7, 1988). (Filed on paper – hyperlink is not required pursuant to Rule 105 of Regulation S-T)

3.1.1
Certificate of Amendment to Evans Bancorp, Inc.’s Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to Evans Bancorp, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997, as filed on May 14, 1997). (Filed on paper – hyperlink is not required pursuant to Rule 105 of Regulation S-T)

3.2
Amended and Restated Bylaws of Evans Bancorp, Inc., effective as of September 20, 2016 (incorporated by reference to Exhibit 3.2 to Evans Bancorp, Inc.’s Current Report on Form 8-K filed on September 22, 2016)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Commission upon request; provided, however, that confidential treatment may be requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVANS BANCORP, INC. (as successor by merger to FSB Bancorp, Inc.)
DATE: May 1, 2020	By:	/s/ David J. Nasca
David J. Nasca
President and Chief Executive Officer